                                                                   EXHIBIT 10.19

                              INKTOMI CORPORATION

                            STOCK OPTION AGREEMENT

                      (AMENDED AND RESTATED MAY 15, 1997)


     THIS AGREEMENT is made as of May 11, 1996 between Inktomi Corporation, a California corporation (the "Company"), and _____________________ (the
                             -------
"Optionee").
 --------

     This Stock Option Agreement amends, restates and replaces the previous Stock Option Agreement between the Company and the Optionee dated as of the above date. This Stock Option Grant does not evidence a new stock option granted to Optionee. The number of Shares and Exercise Price per Shares reflected herein have been adjusted to give effect to the two for one forward stock split effected by the Company in July 1996.

     1.  Option Grant.  The Company hereby grants to Optionee an Option to
         ------------
purchase a total of ____________________ shares of Common Stock (the "Shares").
                                                                      ------

     2.  Exercise Price; Method of Payment.  The exercise price is $0.075 for
         ---------------------------------
each share of Common Stock. Payment of the purchase price shall be made by cash or check.

     3.  Exercise of Option.  This Option shall be exercisable during its term
         ------------------
as follows:

          3.1  Right to Exercise.
               -----------------

               (a) Subject to subsections 3.1(b), (c) and (d) below, this
Option is exercisable immediately, in whole or in part, conditioned upon Optionee entering into a Restricted Stock Purchase Agreement substantially in the form attached hereto as Exhibit B-1 (the "Restricted Stock Purchase
                                              -------------------------
Agreement") with respect to any unvested Option Shares. The Shares subject to
---------
this Option shall vest and/or be released from the Company's repurchase option, as set forth in the Restricted Stock Purchase Agreement, according to the following schedule: 24% of the total number of Shares subject to this Option shall become vested and/or released on May 11, 1997, and an additional 2% of the Shares shall become vested and/or released at the end of each full month thereafter, until all Shares are vested and/or released, provided that (a) Shares subject to this Option shall vest and/or be released from the Company's repurchase option based on Employee's continued employment with or services to the Company and (b) vested Shares shall not be subject to the Company's repurchase option.

               (b) This Option may not be exercised for a fraction of a Share.

               (c) In the event of Optionee's death, disability or other termination of employment or consulting relationship (as the case may be), the exercise of the Option is governed by Sections 6 and 7 below, subject to the limitations contained in subsection 3.1(d).

               (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 9 below.

               (e) Optionee acknowledges and agrees that the vesting and/or release of Shares pursuant to this Section 3 and pursuant to the Restricted Stock Purchase Agreement (if applicable) is earned only by continuing consultancy or employment at the will of the Company (not through the act of being hired, being granted this option or acquiring shares hereunder). Optionee further acknowledges and agrees that nothing in this Agreement or otherwise shall confer upon Optionee any right with respect to continuation of employment or consultancy by the Company, nor shall it interfere with Optionee's right or the Company's right to terminate Optionee's employment or consultancy at any time, with or without cause.

          3.2  Method of Exercise.  This Option shall be exercisable by written
               ------------------
notice in the form of Exhibit A which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the President, Secretary or Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the exercise price.

          No shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4.  Optionee's Representations and Agreements.
         -----------------------------------------

          4.1  Investment Representations.  By receipt of this Option, by its
               --------------------------
execution, and by its exercise in whole or in part, Optionee represents to the Company that Optionee understands that:

               (a) both this Option and any Shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

               (b) these securities are made available to Optionee only on the condition that Optionee makes the representations contained in this Section 4 to the Company;

               (c) Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

               (d) Optionee confirms the accuracy of all information provided to the Company pursuant to Optionee's information questionnaire and understands that the Company will rely on such information in making the securities available to Optionee;

               (e) the securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon a specific
                              --------------
exemption contained in the Act which depends upon Optionee's bona fide investment intention in acquiring these securities; that Optionee's intention is to hold these securities for Optionee's own benefit for an indefinite period; that Optionee has no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable) and that there may be certain restrictions on transfer of the Shares subject to the Option;

               (f) Optionee is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold (the "Holding Period"); and, in the case of an affiliate,
                            --------------
or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in a unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable. Notwithstanding the foregoing, however, the Optionee understands that if the Company qualifies under Rule 701 promulgated under the Securities Act at the time of exercise of the Option, the issuance of securities to the Optionee will be exempt from registration under the Securities Act by virtue of Rule 701. In the event the Company thereafter becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities may be resold under Rule 144 without compliance with certain provisions thereof, including the Holding Period.

               (g) The certificate representing the Shares will bear a legend prohibiting their transfer in the absence of their registration or the opinion of counsel for the Company that registration is not required.

          4.2  Market Stand Off Agreement.  Optionee agrees in connection with
               --------------------------
an initial public offering of the Company's securities not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of the Company's Common Stock for 180 days following the effective date of the registration statement relating to such initial public offering. Optionee further agrees, upon request of the Company or the underwriters managing the initial public offering, to sign any additional document confirming the foregoing.

     5.  Restrictions on Exercise.  This Option may not be exercised if the
         ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law, rule or regulation, including any rule promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law, rule or regulation.

     6.  Termination of Relationship.  In the event of termination of Optionee's
         ---------------------------
employment or consulting relationship (as applicable, and as reasonably determined by the Company), Optionee may, but only within sixty (60) days after the date Optionee ceases to be an employee or consultant of the Company (but in no event later than the date of expiration of the term of this Option as set forth in Section 9 below), exercise this Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

     7.  Death or Disability of Optionee.  In the event of termination of
         -------------------------------
Optionee's employment or consulting relationship (as applicable) as a result of Optionee's permanent and total disability or death, this Option may be exercised, but only within ninety (90) days from the date of termination of employment or consulting relationship (but in no event later than the date of expiration of the term of this Option as set forth in Section 9 below), to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or if Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

     8.  Non-Transferability of Option.  This Option may not be transferred in
         -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     9.  Term of Option.  This Option may not be exercised more than ten (10)
         --------------
years from the date of grant of this Option, and may be exercised during such term only in accordance with the terms of this Option.

     10.  Tax Consequences.
          ----------------

          10.1  General.    Optionee understands that, upon exercise of this
                -------
Option, Optionee may recognize income for tax purposes. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the aggregate exercise price. In addition, if Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise. Optionee has reviewed with the Optionee's own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Optionee understands that the Optionee (and not the Company) shall be responsible for the Optionee's own tax liability that may arise as a result of the transactions contemplated by this Agreement.

          10.2  Section 83(b) Election for Unvested Shares.  With respect to
                ------------------------------------------
exercise of the Option for unvested Shares, an election may be filed by Optionee with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within 30 days of the purchase of the Shares, electing pursuant to
             --------------
Section 83(b) of the Internal Revenue Code of 1986, as amended (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their fair market value on the date of purchase. This will result in a recognition of taxable income to the Optionee on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the Option is exercised over the purchase price for the Shares. Absent such an election, taxable income will be measured and recognized by the Optionee at the time or times on which the Company's repurchase option lapses. The Optionee is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit C-5 for reference.

     OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON OPTIONEE'S BEHALF.

     11.  Adjustment for Stock Split.  All references to the number of Shares
          --------------------------
and the purchase price of the Shares shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement (other than the stock split effected in July 1996 as indicated above).

     12.  General Provisions.  This Agreement shall be governed by California
          ------------------
law. This Agreement represents the entire agreement between the parties with respect to the subject matter hereof and may be modified, amended or waived only in writing signed by both parties.


DATE OF GRANT:  May 11, 1996

INKTOMI CORPORATION                     OPTIONEE


By:
   --------------------------------     --------------------------------
                                                    (Signature)

Title:
      -----------------------------     --------------------------------
                                                   (Print Name)

                                   EXHIBIT A
                                   ---------

                       NOTICE OF EXERCISE OF STOCK OPTION
                       ----------------------------------


TO:    Inktomi Corporation

FROM:

DATE:

RE:    Exercise of Stock Option

     I hereby exercise my option to purchase _________________________ shares of Common Stock at $______________ per share (total exercise price of $__________________), effective today's date. This notice is given in accordance with the terms of my Stock Option Agreement dated May 11, 1996 (as amended and restated May 15, 1997). The option price and vested amount is in accordance with Sections 2 and 3 of the Stock Option Agreement.

     Attached is a check payable to Inktomi Corporation for the total exercise price of the shares being purchased. The undersigned confirms the representations made in Section 4 of the Stock Option Agreement.

     Please prepare the stock certificate in the following name(s)



                   ----------------------------------------

                   ----------------------------------------

     If the stock is to be registered in a name other than your name, please so advise the Company. The Stock Option Agreement requires the Company's approval for registration in a name other than your name and requires certain agreements from any joint owner.



                                        Sincerely,


                                        --------------------------------
                                        (Signature)

                                        --------------------------------
                                        (Print or Type Name)


Letter and consideration
received on ____________, 19


By:
   --------------------------------

                                  EXHIBIT B-1
                                  -----------

                      RESTRICTED STOCK PURCHASE AGREEMENT


     THIS AGREEMENT is made between _________________________ (the "Purchaser")
                                                                    ---------
and Inktomi Corporation (the "Company") as of __________________, 199__.
                              -------

                                    RECITALS
                                    --------

     A. Pursuant to the exercise of the stock option granted to Purchaser on May 11, 1996 and pursuant to the Stock Option Agreement (the "Option
                                                              ------
Agreement") by and between the Company and Purchaser with respect to such grant,
---------
which Option Agreement is hereby incorporated by reference, Purchaser has elected by executing a Notice of Exercise (the "Exercise Agreement") to purchase
                                                ------------------
shares which have not become vested under the vesting schedule set forth in the Option Agreement ("Unvested Shares"). The Unvested Shares and the shares subject
                   ---------------
to the Option Agreement which have become vested are sometimes collectively referred to herein as the "Shares."

     B. As required by the Option Agreement, as a condition to Purchaser's election to exercise the option, Purchaser must execute this Restricted Stock Purchase Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

                                   AGREEMENT
                                   ---------

     1.  REPURCHASE OPTION.
         -----------------

         (a) Repurchase Option.  If Purchaser's employment or consulting
             -----------------
relationship with the Company is terminated for any reason, including for cause, death, and disability, the Company shall have the right and option to purchase from Purchaser, or Purchaser's personal representative, as the case may be, all or any portion of the Purchaser's then Unvested Shares as of the date of such termination at the price paid by the Purchaser for such Shares (the "Repurchase
                                                                     ----------
Option").
------

         (b) Exercise.  Upon the occurrence of a termination, the Company may
             --------
exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his transferee or legal representative, as the case may be), within ninety (90) days of the termination, a notice in writing indicating the Company's intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's office. At the closing, the holder of the certificates for the then Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

         (c) Termination.  If the Company does not elect to exercise the
             -----------
Repurchase Option conferred above by giving the requisite notice within ninety
(90) days following the termination, the Repurchase Option shall terminate.

     2.  TRANSFERABILITY OF THE SHARES; ESCROW.
         -------------------------------------

          (a) Transfer.  Purchaser hereby authorizes and directs the secretary
              --------
of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

          (b) Escrow.  To insure the availability for delivery of Purchaser's
              ------
Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company, the share certificates representing the initial Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit B-2. The Unvested Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit B-3 hereto, until the Company exercises its Repurchase Option as provided in Section 1, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. As a further condition to the Company's obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit B-4. Upon vesting of the initial Unvested Shares, the escrow agent shall promptly deliver to the Purchaser (upon request) the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

          (c) No Liability.  The Company, or its designee, shall not be liable
              ------------
for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

          (d) Restrictions on Transfer.  Transfer or sale of the Shares is
              ------------------------
subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

     3.  OWNERSHIP, VOTING RIGHTS, DUTIES.  This Agreement shall not affect in
         --------------------------------
any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

     4.  LEGENDS.  The share certificate evidencing the Shares shall be endorsed
         -------
with the following legend (in addition to any other required legends):

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     5.  ADJUSTMENT FOR STOCK SPLIT.  All references to the number of Shares and
         --------------------------
the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     6.  NOTICES.  Notices required hereunder shall be given in person or by
         -------
registered mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive offices.

     7.  SURVIVAL OF TERMS.  This Agreement shall apply to and bind Purchaser
         -----------------
and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

     8.  SECTION 83(b) ELECTIONS.
         -----------------------

          (a) Election for Unvested Shares Purchased Pursuant to Nonqualified
              ---------------------------------------------------------------
Stock Options.  Purchaser hereby acknowledges that he or she has been informed
-------------
that, with respect to the exercise of a nonqualified stock option for Unvested Shares, that unless an election is filed by the Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within
                                                                        ------
30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the
-------
Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Shares, at the time the Company's Repurchase Option lapses over the purchase price for the Shares. Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit B-5 for reference.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.

     9.  TAX MATTERS.  Purchaser has reviewed with his own tax advisors the
         -----------
federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this

Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of Purchaser's investment or the transactions contemplated by this Agreement.

     10.  FURTHER INSTRUMENTS.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     11.  HEADINGS.  The captions and headings of this Agreement are included
          --------
for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

     12.  ENTIRE AGREEMENT.  The Stock Option Agreement, the Exercise Agreement,
          ----------------
and this Restricted Stock Purchase Agreement, together with all exhibits to all such documents, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof. This Agreement may only be amended, modified or waived in writing signed by both parties hereto.

     13.  GOVERNING LAW; SEVERABILITY.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     14.  INTERPRETATIONS.  Any dispute regarding the interpretation of this
          ---------------
Agreement shall be submitted by Purchaser or the Company to Board of Directors of the Company for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Purchaser.


     IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

INKTOMI CORPORATION                     PURCHASER

By:
   --------------------------------     --------------------------------
                                        (Signature)

-----------------------------------     --------------------------------
(Please print name)                     (Please print name)

-----------------------------------
(Please print title)

                                 EXHIBIT B-2
                                 -----------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto
________________________________________________________________________________
________________ (_____________) shares of the Common Stock of Inktomi Corporation standing in my name of the books of said corporation represented by Certificate No. _______ herewith and do hereby irrevocably constitute and
appoint                                          _________________     to
        --------------------------------------------------------------
transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Inktomi Corporation and the undersigned dated _____________, 19____.


Dated: _______________, 19_____


                           Signature:
                                     --------------------------------



INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS REPURCHASE OPTION AS SET FORTH IN THE AGREEMENT, WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF THE PURCHASER.

                                  EXHIBIT B-3
                                  -----------

                           JOINT ESCROW INSTRUCTIONS
                           -------------------------


                                            _________________________ , 19______

Corporate Secretary
Inktomi Corporation
1900 South Norfolk Street, Suite 110
San Mateo, CA  94403

Dear                                :
     -------------------------------

     As Escrow Agent for both Inktomi Corporation (the "Company"), and the
                                                        -------
undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby
                                                    ---------
authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between
                                                            ---------
the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's
                                               -------
repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within 120 days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

      COMPANY:             Inktomi Corporation
                           1900 South Norfolk Street, Suite 110
                           San Mateo, CA  94403
                           Attention:  Secretary

      PURCHASER:           _______________________________________
                           _______________________________________
                           _______________________________________

      ESCROW AGENT:        Corporate Secretary
                           Inktomi Corporation
                           1900 South Norfolk Street, Suite 110
                           San Mateo, CA  94403

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.



INKTOMI CORPORATION                     PURCHASER

By:
   --------------------------------     --------------------------------
                                        (Signature)


-----------------------------------     --------------------------------
(Please print name)                     (Please print name)


-----------------------------------
(Please print title)



ESCROW AGENT


-----------------------------------
(Signature)


-----------------------------------
(Please print name)

                                 EXHIBIT B-4
                                 -----------

                               CONSENT OF SPOUSE
                               -----------------


     I, ____________________, spouse of ____________, have read and approve the foregoing Stock Option Agreement, Stock Option Exercise Agreement, Restricted Stock Purchase Agreement and Escrow Agreement (collectively the "Agreements").
                                                                 ----------
In consideration of granting of the right to my spouse to purchase shares of Inktomi Corporation, as set forth in the Agreements, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreements and agree to be bound by the provisions of the Agreements insofar as I may have any rights in said Agreements or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreements.

Dated: __________________, 19 __



                                 --------------------------------
                                 (Signature)


                                 --------------------------------
                                 (Please print name)

                                  EXHIBIT B-5
                                  -----------
                         ELECTION UNDER SECTION 83(b)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

    NAME:                       TAXPAYER:                       SPOUSE:

    ADDRESS:

    IDENTIFICATION NO.:         TAXPAYER:                       SPOUSE:

    TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: ___________ shares (the "Shares") of the Common Stock of Inktomi Corporation (the "Company").

3. The date on which the property was transferred is: ________________________ ____, 19 ____.

4.  The property is subject to the following restrictions:

    The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never
    lapse, of such property is:   $______________________.

6.  The amount (if any) paid for such property is:  $______________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated:  ___________________, 19____   ________________________________
                                      Taxpayer


The undersigned spouse of taxpayer joins in this election.


Dated:  ___________________, 19____   ________________________________
                                      Spouse of Taxpayer